SCHEDULE 14(A)
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                 Amendment No. 1
Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement                [ ]Confidential, for Use of the
[ ]   Definitive Additional Materials              Commission only (as permitted
[ ]   Soliciting Material Under Rule 14a - 12      by Rule 14a-6(e)(2))

                       FIRST AMERICAN CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      5)    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

      --------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount previously paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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

                       FIRST AMERICAN CAPITAL CORPORATION
                          1303 SW FIRST AMERICAN PLACE
                              TOPEKA, KANSAS 66604

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                TO BE HELD ON MONDAY, JUNE 7, 2004 AT 11:00 A.M.

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First American Capital Corporation, (the "Company"), will be held Monday, June 7, 2004 at 11:00 a.m. Central Time at the Holiday Inn West, 605 SW Fairlawn, Topeka, Kansas, 66606 for the following purposes:

         1. To elect nine directors of the Company to serve for one year or until their successors are elected and qualified. The Board of Directors recommends a vote "for" the election of its nominees on the enclosed proxy card.

         2. To ratify and approve the appointment of BKD, LLP as independent auditors for the next fiscal year. The Board of Directors recommends a vote "for" this proposal.

         3. To consider and act upon such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on April 30, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING, PLEASE CONTACT US BY CALLING OUR CORPORATE OFFICES AT 785-267-7077.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        FIRST AMERICAN CAPITAL CORPORATION

                                   /s/  Harland E. Priddle
                                        Secretary

Dated: May 7, 2004
Topeka, Kansas

                       FIRST AMERICAN CAPITAL CORPORATION

                          1303 SW First American Place
                              Topeka, Kansas 66604

               --------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 7, 2004

               --------------------------------------------------

                                 PROXY STATEMENT

         The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of First American Capital Corporation, a Kansas corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on Monday, June 7, 2004, at 11:00 a.m. Central Time at the Holiday Inn West, 605 SW Fairlawn, Topeka, Kansas 66606, or at any adjournment or postponement thereof. This Proxy Statement and the Proxy Card are being mailed to shareholders on or about May 12, 2004. This Proxy Statement is being sent to each holder of record of the outstanding shares of $.10 par value Common Stock of the Company (the "Common Stock") as of April 30, 2004 (the "Record Date") in order to furnish each shareholder information relating to the business to be transacted at the meeting.

         Whether or not you expect to be present at the meeting, please complete, sign, date and return to the Company the accompanying Proxy Card in the envelope provided. If you are present at the meeting, you may withdraw your proxy and vote your shares in person.

         Only shareholders of record at the close of business April 30, 2004 are entitled to vote. On that day, there were outstanding 4,687,078 shares of Common Stock. Each share entitles the holder to one vote. Thirty-three and one-third percent of the shares of Common Stock outstanding on the record date will constitute a quorum for transaction of business at the meeting. To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the meeting. In all other matters other than the election of directors, a majority of the shares represented at the meeting and entitled to vote is required for approval of the proposal.

         Each shareholder has the right to vote for all directors by checking the box labeled "FOR", withhold authority to vote by checking the box labeled "WITHHOLD AUTHORITY" or not vote for a particular director by striking a line through his name. The Proxy Card must be signed using the same name(s) as the stock certificate is titled.

         When the enclosed Proxy Card is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If a proxy fails to specify how it is to be voted, it will be voted at the discretion of the Chairman of the Board.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

HOW DO I VOTE IN PERSON?

         If you owned shares of Common Stock on the record date, April 30, 2004, you may attend the 2004 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?". If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the Annual Meeting unless you have previously specially requested and obtained a "legal proxy" from your bank or broker and present it at the Annual Meeting.

HOW DO I VOTE BY PROXY?

         To vote by proxy, you should complete, sign and date the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the 2004 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the Annual Meeting.

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

         If your shares are held in the name of a brokerage firm, bank nominee or other institution ("Custodian"), only it can give a proxy with respect to your shares. You may have received either a blank, executed proxy card from your Custodian (which you can complete and send directly to the Company) or an instruction card (which you can complete and return to the Custodian to direct its voting of your shares). If your Custodian has not sent you either a blank, executed proxy card or an instruction card, you may contact your Custodian directly to provide it with instructions. If you need assistance, please contact our Corporate offices at 785-267-7077.

         If your shares are held in the name of a Custodian, and you want to vote in person at the 2004 Annual Meeting, you may request a document called a "legal proxy" from your Custodian and bring it to the 2004 Annual Meeting. If you need assistance, please contact our Corporate offices at 785-267-7077

WHAT IF I WANT TO REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in three ways:

                  1.       By delivering a later-dated proxy to our Secretary;
                           or

                  2. By delivering a written notice of revocation to our Secretary; or

                  3.       By voting in person at the 2004 Annual Meeting.

IF I PLAN TO ATTEND THE 2004 ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

         Whether you plan to attend the 2004 Annual Meeting or not, we urge you to submit a Proxy Card. Returning the enclosed Proxy Card will not affect your right to attend and vote at the 2004 Annual Meeting.

WHO CAN VOTE?

         You are eligible to vote or to execute a proxy only if you owned shares of Common Stock on the record date for the 2004 Annual Meeting (April 30, 2004). Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2004 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. At the close of business on April 30, 2004, 4,687,078 shares of Common Stock were entitled to be voted at the 2004 Annual Meeting.

HOW MANY VOTES DO I HAVE?

         With respect to each matter to be considered at the 2004 Annual Meeting, each shareholder will have one vote for each share of Common Stock held by the shareholder on the record date. The Company has no outstanding voting securities other than Common Stock.

HOW WILL MY SHARES BE VOTED?

         If you give a proxy on the accompanying Proxy Card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares in favor of our nominees. Submitting a Proxy Card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this Proxy Statement that may arise at the 2004 Annual Meeting.

         Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

WHAT IS A QUORUM AND WHY IS IT NECESSARY?

         Conducting business at the 2004 Annual Meeting requires a quorum. For a quorum to exist, shareholders representing 33 1/3% of the votes eligible to be cast must be present in person or represented by proxy. Abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

         If a quorum is present, directors will be elected by a plurality of the votes cast. This means that the nine nominees receiving the highest number of votes will be elected as directors. Accordingly, abstentions and broker non-votes do not have the effect of a vote against the election of any nominees. Shareholders do not have the right to cumulate their votes.

         Each proposal other than the election of directors will be adopted if a majority of the shares represented at the meeting and entitled to vote on the proposal are voted in its favor. Accordingly, abstentions on each such proposal will have the same effect as a vote against the proposal. Broker non-votes will not have any effect on any such proposal.

HOW CAN I RECEIVE MORE INFORMATION?

         If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call our Corporate offices at 785-267-7077.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of March 17, 2004, regarding beneficial ownership of Common Stock by (i) the only persons or groups known by the Company to own beneficially more than 5% of Common Stock; (ii) the directors, individually; (iii) each nominee, individually; (iv) each executive officer of the Company, individually; and (v) all officers and directors as a group. Except as otherwise noted in the footnotes to the table, the beneficial owners have sole voting and investment power as to all of the shares beneficially owned by them.

Name and Address of                                        Amount and Nature of
Beneficial Owner                        Status of Holder   Beneficial Ownership       Percent of Class
-------------------------------------  -----------------   --------------------       ----------------
Brooke Corporation                         5% or more
10950 Grandview St, Ste 600                Beneficial            450,500                   9.61%
Overland Park, KS 66210                    Holder

Paul E. Burke, Jr.
2009 Camelback Drive                       Director;              50,000                   1.07%
Lawrence, KS 66047                         Nominee

Edward C. Carter
4100 Wimbledon Drive                       Director;              85,000                   1.81%
Lawrence, KS 66047                         Nominee

Thomas M. Fogt
8200 W 101st Ter                           Director;                 200                      *
Overland Park, KS 66212                    Nominee

Kenneth L. Frahm
Box 849                                    Director;              40,000                      *
Colby, KS 67701                            Nominee

Stephen J. Irsik, Jr.
05405 Six Road                             Director;              69,000                   1.47%
Ingalls, KS 67853                          Nominee

Rickie D. Meyer                            5% or more
2955 SW McClure Road, Apt 308              Beneficial            256,000                   5.46%
Topeka, KS 66614                           Holder

John G. Montgomery
510 Redbud Lane                            Director;              45,000                      *
Junction City, KS 66441                    Nominee

Harland E. Priddle                         Director;
8214 South Haven Rd.                       Officer;               40,000                      *
Burrton, KS 67020                          Nominee

Vincent L. Rocereto
1821 Campbell Ave                          Officer                     -                      *
Topeka, KS 66604

John F. Van Engelen
4624 NW Kendall Dr.                        Officer;                    -  (1)                 *
Topeka, KS  66618                          Nominee

Gary E. Yager
3521 SW Lincolnshire                       Director;              40,000                      *
Topeka, KS 66614                           Nominee

All Directors and Officers as a Group                            369,200                   7.88%

*   Indicates less than 1% ownership.

(1) Does not include an option to purchase, prior to May 16, 2004, 10,000 shares of Common Stock at the current book value.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Board is presently composed of the following eight directors, all of whom hold office for a one year term:

Name                                        Age
----                                        ---
Harland E. Priddle                           73

Paul E. Burke, Jr.                           70

Edward C. Carter                             61

Thomas M. Fogt                               58

Kenneth L. Frahm                             57

Stephen J. Irsik, Jr.                        57

John G. Montgomery                           64

Gary E. Yager                                49

         The Directors serve until their successors are elected and qualified. Directors will be elected annually by the shareholders. The Executive Officers serve at the discretion of the Board. The President, Secretary and Treasurer are elected at the annual meeting of the Board, while the other officers are elected by the Board from time to time as the Board deems advisable. The Executive Officers and Directors also hold the same positions for the Company's subsidiaries.

                                    NOMINEES

         The Board has determined to increase the number of directors constituting the Board from eight directors to nine directors. At the annual meeting, nine directors are to be elected. Each director will hold office until the next annual meeting or until his successor is elected and qualified. The persons named in the Proxy Card intend to vote the proxies as designated for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, management currently knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

                         THE BOARD RECOMMENDS A VOTE FOR
           THE ELECTION OF EACH OF THE FOLLOWING NOMINATED DIRECTORS:

         The names of the nominees, each of whom except John F. Van Engelen is currently a director of the Company, and certain information about them are set forth below:

Name                            Director Since                   Principal Occupation
----                            --------------                   --------------------
Harland E. Priddle                 1996              Chairman of the Board, Secretary and Treasurer of the Company

John F. Van Engelen                 N/A              President and CEO of the Company

Paul E. Burke, Jr.                 1996              President of Issues Management Group Inc.

Edward C. Carter                   1996              Entrepreneur and real estate developer

Thomas M. Fogt                     2003              Vice President for Corporate Development of AmerUs Annuity Group

Kenneth L. Frahm                   1996              Self employed farmer since 1975

Stephen J. Irsik, Jr.              1996              Entrepreneur and agri-business owner

John G. Montgomery                 1996              President of Montgomery Communications, Inc.

Gary E. Yager                      1996              Vice Chairman of Western National Bank

Harland E. Priddle: Mr. Priddle has been a Director of the Company since its inception and has been the Chairman of the Board since November 15, 2002. Mr. Priddle is President of Priddle & Associates, a business consulting firm specializing in business and economic development consulting. Mr. Priddle is the former Kansas Secretary of Agriculture (1982-1986) and served as the first Kansas Secretary of Commerce (1987-1991). As the first Secretary of Commerce, he was directly involved in the creation of such programs as Kansas, Inc., Kansas Technology Enterprise Corporation, Kansas Development Finance Authority and the Kansas Venture Capital Corp. He was candidate for Lt. Governor of Kansas in 1986 and 1990. He was the Deputy Director of the White House Communications Agency for the President for a period of four years (1970-1974) where he provided support and accompanied the President on approximately 200 Presidential trips. Mr. Priddle was the Vice President for Marketing and Customer Services for the Hutchinson National Bank from 1978 to 1981. He also has served as Assistant Manager of the Kansas State Fair (1974-1978) and Executive Director of the Kansas Wildscape Foundation (1999-2002), a not for profit foundation dedicated to creating outdoor opportunities in Kansas. He retired from the United States Air Force in 1974, after 22 years, with the rank of Colonel. While in the Air Force, he received 17 military decorations including the Bronze Star and two Legions of Merit. He is a veteran of both Korea and Vietnam Campaigns. He received a BS in Agriculture from Kansas State University in 1952.

John F. Van Engelen: Mr. Van Engelen was named President and CEO of the Company on February 16, 2004. Mr. Van Engelen previously was the President of Western United Life. Mr. Van Engelen joined Western United Life in 1984 as its underwriting manager, and shortly thereafter he was appointed Vice President -- Underwriting. From 1987 to 1994, he was Vice President -- Sales and a Regional Sales Manager. During 1994, he was appointed President of Western United Life. Prior to joining Western United Life, Mr. Van Engelen had worked in the insurance industry and in corporate and public accounting. He holds the following certifications: CPA, CFP, CLU, CHFC, and FLMI. He is also a member of the American Institute of Certified Public Accountants, Society of Financial Service Professionals, National Association of Insurance and Financial Advisors, and a board member of the New Mexico Life and Health Guaranty Fund. Mr. Van Engelen holds a Bachelor of Business Administration in Accounting from Boise State University.

Paul E. Burke, Jr.: Mr. Burke, who has been a Director of the Company since its inception, is the President of Issues Management Group, Inc., a public relations and governmental affairs consulting company. Mr. Burke served as a member of the Kansas State Senate from 1975 to January 1997 and served as the President of the Senate from 1989 until his retirement in 1997. During his tenure in the Kansas Senate, Mr. Burke served as Chairman of the Organization, Calendar and Rules, Legislative Coordinating Council and Interstate Cooperation Committees. Mr. Burke was a majority leader of the Senate from 1985 to 1988. Mr. Burke has served in numerous national, state and local leadership positions including past positions as a member of the President's Advisory Commission on Intergovernmental Relations. He is also the former owner of WEBBCO, Inc., an industrial engineering and equipment company. Mr. Burke received his Bachelor of Science degree in business from the University of Kansas in 1956.

Edward C. Carter: Mr. Carter, who has been a Director of the Company since its inception, is an entrepreneur and real estate developer. Mr. Carter is a retired senior executive (1963-1992) with the Kansas Southwestern Bell Telephone Company. He served in numerous senior executive positions including Division Manager Regulatory Relations, Regional Vice President Southwestern Bell Telecom, a start up company serving a four state area, and Kansas Director of Marketing and District Manager Residence Service Centers. Mr. Carter served as City Commissioner and Mayor of Lawrence, Kansas from 1977 to 1981. He was a director and President of the Lawrence, Kansas Rotary Club, past Executive Board Member of the Kansas State Chamber of Commerce, past Chairman of the Douglas County United Fund and Director and President of Junior Achievement. He is a Co-Recipient of the Outstanding Kansan Award for Civic Service and received the Lifetime Meritorious Achievement Award from Pittsburgh State University in 2001. Mr. Carter was a member and All Conference guard on the Pittsburgh State University National Championship Football Team. He received his B.A. in Business Administration from Pittsburgh State University in 1963.

Thomas M. Fogt: Mr. Fogt has been a director of the Company since March 31, 2003. Mr. Fogt has over twenty-five years of experience in insurance, financial management, accounting, corporate development and business planning. He has a master's degree from Xavier University in business and is a member of the American Institute of Certified Public Accountants. Mr. Fogt has served as Executive Vice President for AmerUs Annuity Group Co., a subsidiary of AmerUs Group, since 1994 with responsibilities for finance and accounting, as well as mergers and acquisitions. Prior to joining AmerUs, Mr. Fogt was a partner with the accounting firm of Deloitte & Touche.

Kenneth L. Frahm: Mr. Frahm, who has been a Director of the Company since its inception, has been a self-employed farmer since 1975. He currently owns 1,200 acres of irrigated corn and dryland wheat production land and is a member of a family partnership, which produces over 500,000 bushels of corn and wheat annually on 6,500 acres of western Kansas farm land. Mr. Frahm's operating entities include Allied Family Farm and Grain Management, Inc. He is past President of the Kansas Development Finance Authority. He is past Chairman of 21st Century Grain Processing Cooperative, and a former member of the Board of Directors of Bank IV Community Bank in Colby. In addition, Mr. Frahm is a member of the Kansas Farm Service Agency State Committee appointed by US Agriculture Secretary Ann Veneman. He is a member of the Agricultural Use Value Committee of the Kansas Department of Revenue, an Executive Committee member of the Fort Hays State University Endowment Association, a past member of the Board of Directors of the Kansas Area United Methodist Foundation and Chairman of its Investment Committee, Past President and Paul Harris Fellow of Rotary, a member of the Kansas Farm Bureau, Kansas Livestock Association, Kansas Corn Growers Association, Kansas Association of Wheat Growers and serves on the Boards of Directors of the Ogallala Aquifer Institute and the Kansas Water Congress. Mr. Frahm is married to Sheila Frahm, a former Kansas United States Senator and has three daughters. Mr. Frahm received his B.A. in Economics in 1968 from Fort Hays Kansas State College and his M.B.A. in Finance in 1969 from the University of Texas at Austin.

Stephen J. Irsik Jr.: Mr. Irsik, who has been a Director of the Company since its inception, is one of the owners of a multi faceted agri-business centered in western Kansas. The business deals with identity preserved grain production, angus beef and the dairy industry. Mr. Irsik is one of the owners of Irsik & Doll Company, a grain storage, merchandising and full feeding cattle operation with facilities across the State of Kansas. Mr. Irsik is serving his 16th year on the Gray County Commission. He currently serves on the 21 Century Alliance Board, 21Century Grain Processing board and Home National Bank Board of Garden City, Kansas. Mr. Irsik has served as a past Board member of the Southwest Kansas Irrigation Association, Upper Ark Basin Advisory committee and Ground Water Management District #3. He is a graduate of Kansas State University and a veteran of the United States Air Force.

John G. Montgomery: Mr. Montgomery, who has been a Director of the Company since its inception, is the President of Montgomery Communications, Inc. of Junction City, Kansas. He is a newspaper publisher and TV station owner. He is also President of the Junction City Housing and Development Corporation. From 1964 to 1973 he was the Assistant to the President at the San Francisco Newspaper Printing Company. Mr. Montgomery is a member of the InterAmerican Press Association, Inland Daily Press Association and the Kansas Press Association. He was Civilian Aid to the Secretary of the Army of Kansas from 1979-1981 and has again served in that role since 1995. He has extensive state government service including Past Chairman of the Kansas Board of Regents, Past member of the Washburn University Board of Regents, and 1986 Democratic nominee for Lieutenant Governor. His considerable civic involvement, in part, includes being past President of the Junction City Chamber of Commerce, Director and past President of the United Way, past Board member of the Boy Scouts of America, Coronado Council, past Director of the armed service YMCA, Trustee of the William Allen White Foundation, Co-chair of Economic Lifelines, Board member of Kansas Wildscape and the Kansas 4-H and a member of the Rotary Club. Mr. Montgomery has received the 1975 Jaycees Outstanding Young Man of Kansas Award, 1975 Junction City Jaycees Distinguished Service Award and the Department of the Army, Patriotic Civilian Service Award. He graduated from the Philips Academy, Andover, Massachusetts, in 1958, Yale University in 1962, receiving a Bachelor of Arts Degree, and from Stanford University in 1964, where he received his MBA Degree.

Gary E. Yager: Mr. Yager, who has been a Director of the Company since its inception, became the Vice Chairman of Western National Bank in September of 2002. From December 1995 to September of 2002 Mr. Yager was the Executive Vice President and Chief Executive Officer and Senior Lender of the Columbian Bank of Topeka, Kansas. From October 1986 to December 1995, Mr. Yager served as either the Vice President and Branch Manager or the Vice President of Commercial Loans for the Commerce Bank and Trust of Topeka, Kansas. From 1976 to 1986, he served in various management positions with Bank IV of Topeka including Assistant Vice-President of Correspondent Banking and Branch Manager. Mr. Yager is currently a member of the Topeka Housing Authority, Topeka Chamber of Commerce, Art Council of Topeka, the Washburn University Ichabod Club and the Washburn University Moore Bowl Renovation Committee. Additionally, he currently serves as President of Downtown Topeka, Inc. and as Chairman of the Business Improvement District of Topeka. He is a former member of the Board of Directors of the Topeka Family Service and Guidance Center and former advisor of Junior Achievement. He is a past member of the Topeka Active 20-30 Club, where he served in numerous leadership roles including President and Treasurer. Mr. Yager received his BA degree in Business Administration from Washburn University of Topeka in 1976.

        MEETINGS AND COMMITTEES OF THE MEMBERS OF THE BOARD OF DIRECTORS

Board Meeting Attendance:

         During the last fiscal year the Board held four regularly scheduled meetings and three special meetings. No Director attended less than 75% of the Board meetings. The Board has standing Audit, Compensation, Nominating and Investment Committees. All board members are strongly encouraged to attend the Company's annual meeting each year. All board members were in attendance at the Company's 2003 annual meeting.

Audit Committee:

         The Audit Committee members are Gary Yager, John Montgomery and Thomas Fogt. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for the selection, review and oversight of the Company's independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company's reporting practices and the evaluation of the Company's internal controls and accounting procedures. Each of the members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The Board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. The Board has determined that Mr. Fogt is an "audit committee financial expert" as defined under regulations of the Securities and Exchange Commission ("SEC"). The Audit Committee met six times during the last fiscal year.

Compensation Committee:

         The Compensation Committee members are Paul Burke, Steve Irsik and Harland Priddle. The purpose of the Compensation Committee is to establish and execute compensation policies for the executives of the Company and award any performance bonuses. The Compensation Committee met five times during the last fiscal year.

Nominating Committee:

         The Nominating Committee members are John Montgomery, Paul Burke and Edward Carter. The purpose of the Nominating Committee is to recommend to the Board new officers and new directors of the Company. Each of the members of the Nominating Committee are "independent" as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The Board has not adopted a written charter for the Nominating Committee.

         The Nominating Committee does not have a formal written process for identifying and evaluating nominees, nor does the Company have a formal written policy with regard to the consideration of director candidates recommended by shareholders. The Board has determined that in view of the Company's size and shareholder base, such a policy has been unnecessary in the past, although the Board will continually evaluate the appropriateness of developing such a policy in the coming year.

         Director nominees are chosen for their ability to represent all of the shareholders, and for their character, judgment, fairness and overall ability. As a group, the directors are expected to set the appropriate policy for the Company, and to bring to the Board broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar problems is of particular value, executive officers of other corporations are desirable nominees. The following personal criteria will be considered in selecting candidates for the Board: independence, wisdom, integrity, understanding and general acceptance of the Company's corporate philosophy, business or professional knowledge and experience that can bear on the Company's strategies and deliberations, a proven record of accomplishment, a willingness to speak one's mind, an ability to challenge and stimulate management and a willingness to commit the time and energy required by the position.

         The Nominating Committee will consider shareholder recommendations for director nomination that are made in writing, and sent to the Secretary of the Company at its principal office. The Nominating Committee will review shareholder recommendations for nominees for election as directors, provided that the recommendation is accompanied by a resume outlining the proposed nominee's business and professional qualifications and a statement of the facts that cause the shareholder to believe that the nomination of such person would serve the best interests of the Company. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve. Any such recommendations with respect to the 2005 Annual Meeting must be received by the Company by January 11, 2005. Director candidates are considered based upon various criteria, such as their business and professional skills and experiences, including particular experience in areas relevant to the Company's business activities, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board of Director and committee activities. Accordingly, the Company seeks to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. The Nominating Committee reviews all candidates in the same manner, regardless of their source of recommendation.

         All nominees approved by the Nominating Committee and included on the attached Proxy Card are either an executive officer of the Company or are directors standing for re-election. The Nominating Committee met two times during the last fiscal year.

Investment Committee:

         The Investment Committee members are Kenneth Frahm and Edward Carter. The purpose of the Investment Committee is to review investments bought, sold and held to assure that the Company is adhering to established investment policy and guidelines. The Investment Committee met four times during the last fiscal year.

Process for Communicating with the Board of Directors:

         The Board does not have a formal process for shareholders to send communications to the Board. The Board has determined that in view of the Company's size and shareholder base, a formal process for shareholders to send communications to the Board has been unnecessary in the past, although the Board will continually evaluate the appropriateness of developing such a process in the coming year. This should in no way be interpreted to mean that the Board is not interested in shareholder input. To the contrary, the Board is receptive to, and does receive, shareholder feedback and input through communications sent to the Company's headquarters directed to the Board's attention. All communications directed to the attention of the Board or to one or more of its board members are relayed by the Company's headquarters staff either to a board member or to the specific board member(s) identified in the communication.

                        EXECUTIVE OFFICERS OF THE COMPANY

                           Present Positions                          Principal Occupation(s) or
Name/Age                   With the Company                     Employment(s) During Past Five Years
------------------      -----------------------    ------------------------------------------------------------------
Harland E. Priddle      Chairman of the Board      Chairman of the Board of the Company since November 15, 2002.
73                      Secretary                  President, Priddle & Associates, a business consulting firm with
                        Treasurer                  specialties in economic and community development for past ten years. Has been a Director since initial establishment of the
                                                   Company.

John Van Engelen        President/CEO              Selected and assumed position of President and CEO on February 16,
51                                                 2004. Since 1994, served as President of Western United Life
                                                   Assurance Co.

Vincent L. Rocereto     Executive Vice President   President of the Company from February 28, 2003 to February 16,
82                                                 2004. Former Chairman and CEO of American Home Life Insurance
                                                   Company with 36 years experience in all areas of life insurance marketing and executive management. Retired from American Home Life in 1986.

                             EXECUTIVE COMPENSATION

         The following table sets forth amounts earned by executive officers as compensation for the fiscal years ended December 31, 2003, 2002 and 2001.

                               Annual Compensation

                                                                                           Other Annual          All Other
Name and Principal Position                          Year  Salary ($)  Bonus ($) (1)   Compensation ($) (2)    Compensation
---------------------------                          ----  ----------  -------------   --------------------    ------------
Harland E. Priddle                                   2003    76,154         1,385                 -             17,141 (3)
Chairman / Treasurer / Secretary and Director        2002     3,600             -                 -                  -
                                                     2001         -             -                 -                  -

Vincent L. Rocereto                                  2003    73,038         1,731                 -                  -
Executive Vice President and Former President / CEO  2002         -             -                 -                  -
                                                     2001         -             -                 -                  -

Rickie D. Meyer                                      2003    20,348        30,786             3,500             61,466 (4)
Former President / CEO and Director                  2002   105,301       104,651             8,131                  -
                                                     2001    96,271        79,080             5,983                  -

Michael N. Fink                                      2003         -             -                 -             20,269 (5)
Former Chairman and Director                         2002    64,748        86,199             3,554                  -
                                                     2001    77,017        63,264             2,792                  -

Phillip M. Donnelly                                  2003         -             -                 -                  -
Former Treasurer / Secretary and Director            2002    74,895        31,957                 -                  -
                                                     2001    72,838        19,783                 -                  -

   (1) Bonus amounts for Messrs. Meyer, Fink and Donnelly include incentive compensation paid in accordance with their Executive Employment Agreements. Incentive compensation was calculated based on a set percentage of the first year and renewal year premium collected by the Company. Bonus amounts for Messrs. Priddle and Rocereto include holiday bonuses paid during the year. These bonus amounts were calculated as one week's gross pay.

   (2) Other Annual Compensation consists of automobile allowances. The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus received by the applicable executive officers.

   (3) All Other Compensation for Mr. Priddle includes travel and lodging expenses paid by the Company for Mr. Priddle to commute between his home in Burrton, Kansas and the Company's home office in Topeka, Kansas.

   (4) All Other Compensation for Mr. Meyer includes $46,689 in severance benefits paid subsequent to his departure from the Company. Severance benefits were provided for a three-month period commencing on February 28, 2003. All Other Compensation also includes $14,777 paid to Mr. Meyer subsequent to his departure from the Company for vested renewal incentives in accordance with his Executive Employment Agreement. Vested renewal incentives were calculated based on a set percentage of the renewal premium collected by the Company.

   (5) All Other Compensation for Mr. Fink includes amounts paid subsequent to his departure from the Company for vested renewal incentives in accordance with his Executive Employment Agreement. Vested renewal incentives were calculated based on a set percentage of the renewal premium collected by the Company.

                         EXECUTIVE EMPLOYMENT AGREEMENTS

         The Company had entered into an Executive Employment Agreement with Mr. Meyer. The employment agreement for Mr. Meyer was for a term of four years beginning November 1, 1998. The employment agreement for Mr. Meyer expired on November 1, 2002, but was reinstated for a period of time before lapsing.

         On November 15, 2002, Mr. Harland E. Priddle became an at-will employee serving as the Chairman of the Board, Secretary and Treasurer of the Company and its subsidiaries. On February 28, 2003, Mr. Vincent L. Rocereto became an at-will employee serving as President and Chief Executive Officer of the Company and its subsidiaries. The gross annual base salary under the at-will agreements is

$90,000 and $72,000 for Messrs. Rocereto and Priddle, respectively. Mr. Rocereto performed the duties of President and Chief Executive Officer until February 16, 2004, at which time he was named Executive Vice President.

         On February 16, 2004, the Company entered into an Employment Agreement with Mr. John F. Van Engelen to serve as President and Chief Executive Officer of the Company and its subsidiaries. The agreement is for an initial term of one year. Subsequent to the expiration of the initial term, the agreement becomes an at-will employment agreement. The agreement calls for a gross annual base salary of $140,000. In addition, a performance bonus of not less than 20% of the gross annual base salary will be paid at the end of any calendar year of employment under the agreement if Mr. Van Engelen's performance is determined to be satisfactory by the Board. The performance bonus will be paid either in cash or shares of the Company Common Stock (with the number of shares determined on the basis of the book value of the stock on the last day of the calendar year). The agreement also includes an option to purchase 10,000 shares of the Company Common Stock at the current book value for a period of 90 days from the effective date of the agreement. In the event that there is a change in control of the Company, whether during the initial term or during at-will employment, Mr. Van Engelen may terminate his employment with the Company within a period of 60 days after the change in control becomes effective. In such event, Mr. Van Engelen will receive a lump sum cash payment in the amount of $280,000 within 30 days of his last day of employment. In addition, if Mr. Van Engelen elects, pursuant to applicable federal or state law, continuation coverage under the Company's health, major medical or dental plans, the Company will pay for the same portion or percentage of such coverage as it was paying prior to his termination of employment, for the first 12 months of such period of continuation coverage or such lesser period of time as he remains eligible for and continues to purchase such continuation coverage.

                            COMPENSATION OF DIRECTORS

         Each non-employee director is paid $750 per regular meeting attended for the Company and its subsidiaries, $75 per telephonic meeting and $250 per committee meeting.

                             AUDIT COMMITTEE REPORT

         The Audit Committee, which consists of three non-employee directors of the Company, presents this report for inclusion in the Proxy Statement. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent accountant such accountant's independence. The Audit Committee has received the reports of the Chief Executive Officer and the Chief Financial Officer relating to their evaluation of the Company's internal controls. The Audit Committee, based on the review and discussions outlined above, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. This report is provided by the following Directors who constitute the Audit Committee: Gary Yager, John Montgomery and Thomas Fogt.

         CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

         In the past the Company leased approximately 2,500 square feet of the Company's home office building to Montgomery Communications on a month to month basis. This lease was cancelable upon the lessor or lessee providing the other party written notice 60 days prior to termination of the lease. Montgomery Communications gave the Company written notice to cancel the lease effective December 2003, at which time the lease was terminated. John Montgomery, a Director of the Company, is the President of Montgomery Communications.

         The Company's note payable was obtained through Western National Bank. Gary Yager, a Director of the Company, is the Vice Chairman of Western National Bank. The terms of the note payable were determined by competitive bid.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and reports of change in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all forms under Section 16(a). To the Company's knowledge, all filings were made on a timely basis, other than by Mr. Thomas M. Fogt, who acquired 200 shares of the Company Common Stock during 2003. Mr. Fogt did not file a Form 4 or Form 5 reporting such acquisition on a timely basis.

               PROPOSAL 2 -- APPROVAL OF AUDITORS FOR THE COMPANY

         The Board has selected and appointed BKD, LLP ("BKD") as the independent auditors for the Company for the year 2004 (the current fiscal year), and the shareholders are being asked to ratify such selection.

         Kerber, Eck & Braeckel LLP ("KE&B") served as the Company's independent auditors for the fiscal years ended December 31, 2003, 2002 and 2001. As previously reported, the Company discharged KE&B as its independent accountants on April 15, 2004. The reports of KE&B on the Company's financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 15, 2004, the Company had no disagreements with KE&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KE&B, would have caused KE&B to make reference thereto in the report on the financial statements for such years. During the two most recent fiscal years and through April 15, 2004, there have been no reportable events (as defined in Regulation S-B, Item 304(a)(1)(iv)(B)).

         As previously reported, the Company has requested that KE&B furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter, dated April 19, 2004 was filed with the SEC.

         Also, as previously reported, the Board engaged BKD as its new independent accountants as of April 15, 2004. During the two most recent fiscal years and through April 15, 2004, the Company has not consulted with BKD regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and either written or global advice was provided that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

         The Company's Audit Committee participated in and approved the decision to change independent accountants.

         In serving its primary function as outside auditors for the Company, KE&B performed the following audit services: [i] examination of the annual financial statements for the Company and its subsidiaries; and [ii] review of the Company's Form 10-KSB and the Company's Form 10-QSB's filed with the SEC.

         All audit related services were pre-approved by the Audit Committee, which concluded that the provision of such services by KE&B was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

         The following table represents fees for professional audit services rendered by KE&B for the audit of the Company's annual financial statements and review of the financial statements included in the Company's quarterly reports.

                             Years Ended December 31,
                            2003                 2002
                          -------               -------
Audit fees (1)            $78,929               $45,058
Audit related fees (2)          -                     -
Tax fees (3)                    -                     -
All other fees (4)              -                     -
                          -------               -------
                          $78,929               $45,058
                          =======               =======

         (1) Audit fees - Consists of fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports, and services that are normally provided by KE&B in connection with statutory and regulatory filings or engagements.

         (2) Audit related fees - Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees." These services include consultations concerning financial accounting and reporting standards.

         (3) Tax fees - Consists of fees billed for professional services for federal and state tax compliance, tax advice and tax planning.

         (4) All other fees - Consists of fees for products and services other than the services reported above.

         It is anticipated that neither representatives of KE&B nor BKD, LLP will attend the Annual Meeting.

 THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE
           "FOR" THE RATIFICATION OF BKD, LLP AS INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         Management does not intend to bring any other business before the meeting of the Company's shareholders and has no reason to believe that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting, the persons named in the signed and delivered Proxy Card will vote the proxies on such matters in their discretion.

                      METHOD AND COST OF PROXY SOLICITATION

         The Company will bear all costs related to the solicitation of proxies pursuant to this Proxy Statement, including the preparation, printing and mailing of proxy materials.

         Proxies may be solicited without additional compensation by all directors on the Company's board and by officers and employees of the Company by mail, email, the internet, telephone, facsimile, telegram, and in person.

         The Company requests that banks, brokers and other custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the Company Common Stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with SEC rules.

                           FORWARD LOOKING STATEMENTS

         Statements made by the Company in this Proxy Statement that are not strictly historical facts are "forward looking" statements that are based on current expectations about the markets in which the Company does business and assumptions made by management. Such statements should be considered as subject to risks and uncertainties that exist in the Company's operations and business environment and could render actual outcomes and results materially different than predicted.

                                    IMPORTANT

         If your shares of the Company Common Stock are held in the name of a brokerage firm, bank, nominee or their institution, only it can sign a Proxy Card with respect to your shares and only upon specific instructions from you. Please contact the person responsible for your account and give instructions for a Proxy Card to be signed representing your shares of the Company Common Stock. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to the Company at the address indicated below so that the Company can attempt to ensure that your instructions are followed.

         If you have any questions about executing your proxy or require assistance, please contact our Corporate offices at 785-267-7077.

                          ANNUAL REPORT TO SHAREHOLDERS

         A 2003 Annual Report to Shareholders of the Company has been furnished to the Company's shareholders along with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

            SHAREHOLDERS' PROXY STATEMENT PROPOSALS FOR 2005 MEETING

         Proposals of Shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company at its principal office in Topeka, Kansas, not later than January 11, 2005 for inclusion in the proxy statement for that meeting.

                      AVAILABILITY OF REPORT ON FORM 10-KSB

         THE COMPANY FILED ITS 2003 ANNUAL REPORT ON FORM 10-KSB WITH THE SEC ON MARCH 29, 2004. A COPY OF THE REPORT MAY BE OBTAINED FROM THE COMPANY BY ANY SHAREHOLDER WITHOUT CHARGE. REQUESTS FOR A COPY OF THE REPORT SHOULD BE SENT TO HARLAND E. PRIDDLE, SECRETARY, FIRST AMERICAN CAPITAL CORPORATION, 1303 SW FIRST AMERICAN PLACE, TOPEKA, KS 66604.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              FIRST AMERICAN CAPITAL CORPORATION

                                          /s/ HARLAND E. PRIDDLE
                                              Secretary

Dated: May 7, 2004

                                   APPENDIX A

                       FIRST AMERICAN CAPITAL CORPORATION

                             AUDIT COMMITTEE CHARTER

         PURPOSE AND AUTHORITY. The Audit Committee fulfills the Board's oversight responsibilities related to the company's internal controls, financial reporting and audit functions.

         DUTIES. The Audit Committee has a variety of functions as follows:

         - Assess the Independent Auditor. The Audit Committee will select, determine the compensation and monitor the performance of and, if appropriate, replace the outside auditor. These responsibilities will include discussing the outside auditor's independence, including objectivity and lack of bias in fact and in appearance. Additionally, the Audit Committee will pre-approve all audit and any nonaudit services (including tax services) that SEC regulations permit the independent auditor to provide.

         - Review Financial Statements. The Audit Committee will review annual and quarterly financial statements and financial disclosure and discuss them with management and the outside auditor. The Audit Committee will discuss:

                  - The company's critical accounting principles and policies and how the company describes them in the MD&A section of its periodic reports;

                  -        Management judgments and accounting estimates;

                  - Alternative GAAP treatments that the outside auditor has discussed with management;

                  -        Off-balance sheet structures; and

                  - Material communications between the auditor and management, including management letters or disagreements between management and the auditor.

         - Internal Controls and Disclosure Practices. The Audit Committee has oversight responsibility for internal controls and financial disclosure practices. The Audit Committee will also review management's and the outside auditor's reports about the company's internal controls. The Audit Committee will meet with management to evaluate the effectiveness of the company's internal control over financial reporting and disclosure controls and procedures. The Audit Committee should understand the basis for the certifications of the company's CEO and CFO included in periodic reports filed with the SEC.

         - Whistleblower. The Audit Committee will also establish complaint review and whistleblower procedures for:

                           - Receiving, retaining and treating internal and external complaints about accounting, internal accounting controls or auditing matters; and Confidential, anonymous submission by employees of accounting or auditing concerns.

         - Annual Report and Self Evaluation. On an annual basis, the Audit Committee will self evaluate its ability to perform its duties and prepare a report for inclusion in the Company's proxy statement.

         - Code of Ethics Compliance. The Audit Committee will coordinate with the Board's Executive Committee to monitor compliance with the company's Code of Ethics for Executive Management and the Board of Directors.

         COMPOSITION. All members of the Audit Committee must be independent and financially literate. Audit Committee members must be able to read and understand fundamental financial statements, including balance sheets and income and cash flow statements. At least one Committee member should qualify as an "audit committee financial expert", as defined by the SEC.

         INDEPENDENCE. Audit Committee members must meet two independence standards as follows:

                  - No Compensation Other Than for Board Service. Audit Committee members may not accept consulting, advisory or other compensation from the company or an affiliate of the company, except in the director's role as a member of the Board or a Board Committee. This prohibits such indirect payments as payments to spouses or other close family members, or payments to an accounting, consulting, legal, investment banking or financial advisor affiliated with the director.

                  - No "Affiliate" or "Affiliated Person." Audit Committee members may not be "affiliates" or "affiliated persons" of the company. An "affiliate" is any person that directly or indirectly controls or is controlled by or in common control with the company.

REPORTS: The Board will review and evaluate this Audit Committee Charter at least annually and at such other times as situations dictate and are necessary.

                                                Harland E. Priddle
                                                     CHAIRMAN

Approved by the Board of Directors on ________________________
Harland E. Priddle, Secretary

                                                                           PROXY

                       FIRST AMERICAN CAPITAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harland E. Priddle and Gary E. Yager, jointly and individually, as proxies (the "Proxies"), with full power of substitution and hereby authorizes them to represent and to vote, as designated below, all of the shares of the Company Common Stock of First American Capital Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 7, 2004 or any adjournment or postponement thereof.

         (1)      ELECTION OF DIRECTORS (see proxy statement for instructions)

                  ___ FOR all nominees listed below     ___ WITHHOLD AUTHORITY
                                                            to vote for all
                                                            nominees listed
                                                            below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

Paul E. Burke, Jr.        Edward C. Carter                   Thomas M. Fogt

Kenneth L. Frahm          Stephen J. Irsik, Jr.              John G. Montgomery

Harland E. Priddle        John F. Van Engelen                Gary E. Yager

         (2)      Approval of BKD, LLP as independent auditors for 2004.

                  ___ FOR             ___ AGAINST             ___ ABSTAIN

         (3) In their discretion, the Proxies are authorized to vote upon such business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3, AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS

                                    Dated: _____________________________________

                                    Signature: _________________________________

                                    Signature if held jointly: _________________

                                    (Please sign exactly using the name(s) in which the stock is titled. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)